UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 01, 2016

SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35471
(Commission file number)

27-4867100
(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices)(Zip Code)

(281) 258-4400
(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 03, 2015, SAExploration Holdings, Inc. (the “Company”) issued a press release reporting its consolidated financial results for the second quarter and six months ended June 30, 2016.

A copy of the press release is being furnished as an exhibit to this Current Report and incorporated by reference into this Item 2.02. The information set forth in this Item 2.02, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 03, 2016, the Company received a deficiency notice from the NASDAQ Global Stock Market (“NASDAQ”) stating that, based on the one remaining vacancy on the Company’s audit committee, the Company is no longer in compliance with the audit committee requirements required by NASDAQ Listing Rule 5605 (c)(2). As provided in the NASDAQ rules, the Company has until the earlier of the Company’s next annual shareholders’ meeting or July 27, 2017, or if the next annual shareholders’ meeting is held before January 23, 2017, then no later than January 23, 2017. To regain compliance, the Company must submit to NASDAQ documentation, including biographies of any new directors, evidencing compliance with the rules at any time on or prior to the date.
The NASDAQ deficiency notices do not impact the Company’s listing on the NASDAQ Global Market at this time, and the Company’s common stock will continue to trade of the NASDAQ Global Market under the symbol “SAEX”. The notices also do not impact the Company’s obligation to file periodic reports and other reports with the Securities and Exchange Commission under applicable federal securities laws.
The Company expects to fill the remaining vacancy within the required amount of time to regain compliance. There can be no assurance, however, that the Company will be able to do so.

Item 8.01. Other Events.

On August 01, 2016, the Company issued a press release announcing that it plans to publicly release its consolidated financial results for the second quarter ended June 30, 2016, on Wednesday, August 03, 2016 after the close of trading. In addition, the Company announced that an investors’ conference call to review the second quarter results will be held on Thursday, August 04, 2015 at 10:00 a.m. Eastern Time.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws, with respect to the Company’s financial condition, results of operations, cash flows and business, and expectations or beliefs concerning future events. These forward-looking statements can generally be identified by phrases such as “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or otherwise. Some of the important factors that could cause actual results to differ materially from the Company’s expectations are discussed below. All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.

You should refer to the risk factors from the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended by the Company’s Annual Report on Form 10-K/A filed on April 29, 2016 for specific risks which would cause actual results to be significantly different from those expressed or implied by any of the Company’s forward-looking statements. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, readers of this report are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated August 01, 2016.

99.2	Press release dated August 03, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2016	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 01, 2016.

99.2	Press release dated August 03, 2016.

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